                                                                    EXHIBIT 99.1

                               EMCORE Corporation
            PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2003
                                 (in thousands)

                                                        ACTUAL         DISPOSITION       PRO FORMA
                                                        ------         -----------       ---------
Cash                                                   $  28,439        $  62,043        $  90,482
Accounts receivable, net                                  25,595          (10,345)          15,250
Accounts receivable, related party                           325             --                325
Inventory, net                                            25,106          (11,887)          13,219
Other current assets                                       1,954             (168)           1,786
Property, plant and equipment, net                        95,809          (20,831)          74,978
Goodwill                                                  30,366             --             30,366
Intangible assets, net                                     5,401             (833)           4,568
Investment in equity of associated companies               9,214             --              9,214
Other assets, net                                         10,230              (27)          10,203
------------------------------------------------------------------  ---------------  --------------
   Total assets                                        $ 232,439        $  17,952        $ 250,391
==================================================================  ===============  ==============

Accounts payable                                       $  11,968        $  (2,279)       $   9,689
Accrued expenses                                          13,269               23           13,292
Customer deposits                                            587             (587)            --
Capital lease obligations, current                            52             --                 52
Convertible subordinated debt                            161,750             --            161,750
Capital lease obligations, net of current                     41             --                 41
Preferred stock, $0.0001 par, 5,882 shares
authorized, no shares outstanding                           --               --               --
Common stock, no par value, 100,000 shares
authorized, 37,327 shares issued and 37,307
outstanding at September 30, 2003                        335,266             --            335,266
Accumulated deficit                                     (289,438)          20,795         (268,643)
Accumulated other comprehensive loss                         (90)            --                (90)
Shareholders' notes receivable                               (34)            --                (34)
Treasury stock, at cost; 20 shares                          (932)            --               (932)
------------------------------------------------------------------  ---------------  --------------
   Total liabilities and equity                        $ 232,439        $  17,952        $ 250,391
==================================================================  ===============  ==============

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                               EMCORE CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except loss per share)
                                   (unaudited)

                                                                Year Ended September 30, 2003
                                                  ------------------------------------------------------
                                                            ACTUAL      DISPOSITION      PRO FORMA
                                                  ------------------------------------------------------
Revenues:
   Systems-related                                        $  52,681      $ (52,681)     $    --
   Materials-related                                         60,425         (2,672)        57,753
--------------------------------------------------------------------------------------------------------
       Total revenues                                       113,106        (55,353)        57,753

Cost of revenues:
   Systems-related                                           36,545        (36,545)          --
   Materials-related                                         62,044         (2,569)        59,475
--------------------------------------------------------------------------------------------------------
       Total cost of revenues                                98,589        (39,114)        59,475
--------------------------------------------------------------------------------------------------------

         Gross profit (loss)                                 14,517        (16,239)        (1,722)

Operating expenses:
   Selling, general and administrative                       28,990         (6,935)        22,055
   Research and development                                  22,181         (5,312)        16,869
   Gain from debt extinguishment                             (6,614)          --           (6,614)
--------------------------------------------------------------------------------------------------------
       Total operating expenses                              44,557        (12,247)        32,310
--------------------------------------------------------------------------------------------------------

         Operating loss                                     (30,040)        (3,992)       (34,032)

Other expenses:
   Interest expense, net                                      7,257             22          7,279
   Equity in net loss of unconsolidated affiliate             1,228           --            1,228
--------------------------------------------------------------------------------------------------------
       Total other expenses                                   8,485             22          8,507
--------------------------------------------------------------------------------------------------------



Net loss                                                  $ (38,525)     $  (4,014)     $ (42,539)
========================================================================================================



PER SHARE DATA:
Weighted average basic and diluted shares
outstanding used in per share                                36,999         36,999         36,999
calculations
--------------------------------------------------------------------------------------------------------

Net loss per basic and diluted                            $   (1.04)     $   (0.11)     $   (1.15)
share
=======================================================================================================



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EMCORE Corporation
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements (Dollars in thousands)

1.   Basis of Pro Forma Presentation

The preceding unaudited pro forma condensed consolidated financial information presented for the balance sheet as of September 30, 2003 and for the statement of operations for the year then ended, is based upon the Company's historical results of operations, adjusted to reflect the pro forma effect as if the sale of certain assets of the Company comprising its TurboDisc business had occurred on October 1, 2002. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's annual report on Form 10-K for the year ended September 30, 2003.

These unaudited pro forma condensed consolidated financial statements are for information purposes only and are not necessarily indicative of the results of future operations or the actual results that would have been achieved had the sale been consummated during the periods indicated. The pro forma adjustments are based on the best information available to date, which may change as additional information is obtained.

2.   Pro Forma Assumptions and Adjustments


a. Adjustments to eliminate the assets sold to and liabilities assumed by Veeco and to recognize the gain on sale of $20.8 million, ignoring tax consideration, was determined as follows:

            Cash proceeds                 $62,043
            Net assets sold                38,178
            Transaction costs               3,070
                                          -------
                  Gain on sale            $20,795
                                          =======

b. The business unit contribution of the Turbodisc division for the year ended September 30, 2003 and 2002 has been excluded from the respective pro forma statements of operations. Business unit contribution represents earnings before interest and taxes and before the allocation of corporate operating expenses. The corporate operating expenses that were allocated to the Turbodisc division but have not been removed from the pro forma statements of operations amounted to approximately $3.0 million and $5.7 million for the year ended September 30, 2003 and September 30, 2002, respectively. This corporate amount would most likely have been lower without the TurboDisc division in these periods, but these amounts could not be easily determined.